UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 25, 2018

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 2 through 4 and 6 through 8 are not applicable and therefore omitted.
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 25, 2018, Qumu Corporation (the “Company”) entered into an Amendment No. 1 (the “Amendment”) to that certain Standstill Agreement with Harbert Discovery Fund, LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors, Inc. and Harbert Management Corporation (collectively, “Harbert”) dated as of December 19, 2017 (the “Agreement”).

Through the Amendment, the Company agreed to nominate and solicit proxies for the election of Kenan Lucas and Neil E. Cox at the 2019 Annual Meeting of Shareholders. Additionally, the Governance Committee recommended and Board of Directors approved Kenan Lucas and Neil E. Cox as nominees for election as directors at the 2019 Annual Meeting of Shareholders. Messrs. Lucas and Cox were appointed to the Company’s Board of Directors in connection with the Agreement and were elected by the Company’s shareholders to the Board of Directors at the 2018 Annual Meeting of Shareholders. Mr. Lucas currently serves on the Governance Committee and Audit Committee of the Board of Directors. Mr. Cox currently serves on the Governance Committee and Compensation Committee of the Board of Directors. Through the Amendment, Messrs. Lucas and Cox may agree to other committee assignments.

Through the Amendment, Harbert also agreed to appear in person or by proxy at the Company’s 2019 Annual Meeting of Shareholders and vote all shares of common stock beneficially owned by it in favor of the election of each of the Company’s nominees for election to the Board of Directors and in accordance with the Board’s recommendation on all other proposals.

Through the Amendment, the Company and Harbert also agreed to extend the “Standstill Period” until the date that is the earlier of (a) 30 days prior to the deadline for the submission of shareholder nominations for the 2020 Annual Meeting of the Shareholders of the Company; and (b) the date that is 150 days prior to the first anniversary of the date of Company’s proxy statement for the 2019 Annual Meeting of Shareholders.

This foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1
Amendment No. 1 to Standstill Agreement dated October 25, 2018 by and among Qumu Corporation and Harbert Discovery Fund, LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors, Inc. and Harbert Management Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: October 25, 2018